FORTITUDE LIFE INSURANCE & ANNUITY COMPANY

FORTITUDE LIFE INSURANCE & ANNUITY COMPANY VARIABLE ACCOUNT B

Supplement dated November 15, 2024
to Prospectuses and Updating Summary Prospectuses dated May 1, 2024

This Supplement should be read in conjunction with the current Prospectus and Updating Summary Prospectus (“Prospectus(es)”) for your Annuity and should be retained for future reference. This Supplement is intended to update certain information in the Prospectus for the variable annuity you own and is not intended to be a prospectus or offer for any other variable annuity that you do not own. Defined terms used herein and not otherwise defined herein shall have the meanings given to them in the Prospectuses and Statements of Additional Information.
This Supplement contains changes to the variable investment options available through your Annuity. Please check your Prospectus to determine which of the following changes affect the Policy that you own.

Portfolio Expense Changes:
Effective on or about December 9, 2024 ("Effective Date"), the Current Expenses listed in the table in “Appendix A – Portfolios Available Under the Annuity” for the following Portfolios will be revised as shown below:

Portfolio Name	Current Expenses
AST Academic Strategies Asset Allocation Portfolio♦	1.12%
AST Advanced Strategies Portfolio♦	0.89%
AST Capital Growth Asset Allocation Portfolio♦	0.85%
AST Preservation Asset Allocation Portfolio♦	0.87%
♦ This information includes annual expenses that reflect temporary or other fee reductions or waivers. Please see the Portfolio prospectus for additional information.

You may wish to consult with your financial professional to determine if your existing allocation instructions should be changed before or after the Effective Date.

If you have any questions or would like another copy of the current Annuity or Fund Prospectuses, please call us at 1-800-879-7012.

THIS SUPPLEMENT SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE.

FLIAC-497-SUP2